Contingencies	12 Months Ended
Dec. 31, 2025
Text Block1 [Abstract]
Contingencies

29.	Contingencies
The company has contingencies related to legal proceedings and tax matters arising in the normal course of its business. Due to their nature, such legal proceedings and tax matters involve inherent uncertainties including, but not limited to, court rulings, negotiations between affected parties and governmental actions, and as a consequence AB InBev’s management cannot at this stage estimate the likely timing of resolution of these matters.
The most significant contingencies are discussed below. Amounts have been converted to US dollar at the closing rate of the respective period.
The company and its subsidiaries have insurance guarantees and letters of guarantee for certain legal proceedings, which are presented as guarantees to the court in civil, labor and tax proceedings.
AMBEV TAX MATTERS
As of 31 December 2025 and 31 December 2024, AB InBev’s material tax proceedings are related to Ambev and its subsidiaries. Estimates of amounts of possible loss are as follows:

Million US dollar	31 December 2025	31 December 2024
.
Income tax and social contribution	13 122	10 525
Value-added and excise taxes	5 236	4 544
Other taxes	691	622
	19 049	15 691
The most significant tax proceedings of Ambev are discussed below.
INCOME TAX AND SOCIAL CONTRIBUTION
Foreign Earnings
Since 2005, Ambev and certain of its subsidiaries have been receiving assessments from the Brazilian Federal Tax Authorities relating to the profits of its foreign subsidiaries. The cases are being challenged at both the administrative and judicial levels in Brazil.
In 2022 and 2023, the Lower Administrative Court rendered favorable and partially favorable decisions to Ambev, some of which are still subject to appeal. The decisions cancelled part of the disputed tax assessments, recognizing the validity of the methodology adopted by Ambev with respect to the taxation of profits and the goodwill amortization of foreign subsidiaries. Part of these decisions became final in September 2024, representing tax assessments valuing approximately 1.0 billion Brazilian real (
0.2
billion US dollar) as of the time of cancellation.
In August 2024, Ambev received a partially favorable decision from the First-Level Administrative Court with respect to a tax assessment related to the 2018 calendar year. Both Ambev and the Brazilian tax authorities filed appeals and the case awaits decision by the Lower Administrative Court.
In November 2024, Ambev received a new tax assessment relating to the taxation of profits of foreign subsidiaries in calendar year 2019 and filed a defense, the outcome of which was partially favorable to Ambev. Ambev has filed an appeal to the Lower Administrative Court which is awaiting judgment.
In December 2025, Ambev received a new tax assessment relating to the taxation of profits of foreign subsidiaries in calendar year 2020 and filed an appeal with the First-Level Administrative Court which is awaiting judgment.
In the judicial proceedings, Ambev has received favorable injunctions that suspend the enforceability of the assessed tax claim
,
as well as favorable first-level decisions, which remain subject to review by the second-level judicial court.

The updated assessed amount related to this uncertain tax position as of 31 December 2025, as per IFRIC 23, is approximately 8.0 billion Brazilian real (
1.5
billion US dollar). Ambev has not recorded any provisions for this matter based on the probability of loss.
Goodwill InBev Holding
In December 2011, Ambev received a tax assessment related to the goodwill amortization in calendar years 2005 to 2010 resulting from the InBev Holding Brasil S.A. merger with Ambev. At the administrative level, Ambev received partially favorable decisions at both the Lower and Upper Administrative Court. Ambev filed judicial proceedings to discuss the unfavorable portion of the decisions of the Lower and the Upper Administrative Court and requested injunctions to suspend the enforceability of the remaining assessed tax claim, which were granted.
In June 2016, Ambev received a new tax assessment charging the remaining value of the goodwill amortization in calendar years 2011 to 2013 and filed a defense. Ambev received partially favorable decisions at the First-Level Administrative Court and Lower Administrative Court. Ambev and the tax authorities both filed Special Appeals which were partially admitted by the Upper Administrative Court. For the unfavorable portion of the decision which became final at the administrative level, Ambev filed a judicial proceeding requesting an injunction to suspend the enforceability of the remaining assessed tax claim, which was granted.
In April 2023, Ambev received a partially favorable decision at the Upper Administrative Court for the portion of the tax assessment subject to the Special Appeals filed by Ambev and the tax authorities. In June 2023, Ambev filed a judicial proceeding to appeal the unfavorable portion of the decision, which awaits judgment at the first level judicial court.
The updated assessed amount related to this uncertain tax position as of 31 December 2025, as per IFRIC 23, is approximately 7.7 billion Brazilian real (
1.4
billion US dollar). Ambev has not recorded any provisions for this matter based on the probability of loss. In the event Ambev is required to pay these amounts, AB InBev will reimburse the amount proportional to the benefit received by AB InBev pursuant to the merger protocol as well as the related costs.
Goodwill Beverage Associate Holding (BAH)
In October 2013, Ambev received a tax assessment related to the goodwill amortization in calendar years 2007 to 2012 resulting from the merger of Beverage Associates Holding Limited (“BAH”) into Ambev. In April and August 2018, Ambev received new tax assessments charging the remaining value of the goodwill amortization in calendar years 2013 to 2014 and filed defenses. These matters were tried at the administrative level, with the Upper Administrative Court rendering partially favorable decisions to Ambev related to the qualified penalties and the statute of limitations for one of the calendar years under discussion. In January and June 2023, Ambev filed judicial proceedings to appeal the unfavorable portion of the decisions and received favorable decisions at the first-level judicial court. The tax authorities appealed these decisions in September 2023 and the matters await judgment at the second-level judicial court.
The updated assessed amount related to this uncertain tax position as of 31 December 2025, as per IFRIC 23, is approximately 1.6 billion Brazilian real (
0.3
billion US dollar). Ambev has not recorded any provisions for this matter based on the probability of loss.
Goodwill CND Holdings
In November 2017, Ambev received a tax assessment related to the goodwill amortization in calendar years 2012 to 2016 resulting from the merger of CND Holdings into Ambev. The decision from the First-Level Administrative Court was unfavorable to Ambev. Ambev filed an appeal to the Lower Administrative Court. In February 2020, the Lower Administrative Court rendered a partially favorable decision to Ambev. Ambev and the tax authorities filed Special Appeals to the Upper Administrative Court. In February 2024, Ambev withdrew the Special Appeals and as a result, the Lower Administrative Court’s initial partially favorable decision prevailed. Ambev filed judicial proceedings relating to the unfavorable portion of the decision and requested injunctions to suspend the enforceability of the remaining assessed tax claim, which were granted.
In October 2022, Ambev received a new tax assessment charging the remaining value of the goodwill amortization in calendar year 2017. Ambev filed a defense and in October 2023 received an unfavorable decision from the First-Level Administrative Court, which Ambev appealed to the Lower Administrative Court. In August 2024, Ambev received a favorable decision from the Lower Administrative Court. The decision is not final and is subject to review by the Upper Administrative Court.
The updated assessed amount related to this uncertain tax position as of 31 December 2025, as per IFRIC 23, is approximately 1.0 billion Brazilian real (0.2 billion US dollar). Ambev has not recorded any provisions for this matter based on the probability of loss.

Goodwill MAG
In December 2022, CRBS S.A (“CRBS”) (a subsidiary of Ambev) received a tax assessment related to the goodwill amortization in calendar years 2017 to 2020, resulting from the merger of RTD Barbados into CRBS. Ambev filed a defense in January 2023. In November 2023, Ambev received a partially favorable decision from the First-Level Administrative Court which reduced the qualified penalty applied to 100% (instead of 150% as initially charged), and was appealed to the Lower Administrative Court by CRBS. In October 2025, the Lower Administrative Court rendered an unfavorable decision to CRBS by a tie-vote, confirming the disallowance of goodwill amortization but limiting the applicable penalty to 75%. This decision is not final and is subject to review by the Upper Administrative Court.
The updated assessed amount related to this uncertain tax position as of 31 December 2025, as per IFRIC 23, is approximately 0.3 billion Brazilian real (
0.1
billion US dollar). Ambev has not recorded any provisions for this matter based on the probability of loss.
Ambev has continued to take the same deductions for the calendar years following the assessed periods (2021 to February 2022). Therefore, if Ambev receives similar tax assessments for this period, Ambev management believes the outcome would be consistent with the already assessed periods.
Disallowance of tax paid abroad
Since 2014, Ambev has been receiving tax assessments from the Brazilian Federal Tax Authorities, for calendar years as of 2007, related to the disallowance of deductions associated with alleged unproven taxes paid abroad by its subsidiaries and has been filing defenses. The cases are being challenged at both the administrative and judicial levels. In November 2019, the Lower Administrative Court rendered a favorable decision to Ambev in one of the cases (related to the 2010 tax period), which became definitive.
For the assessments related to the periods of 2015 and 2016, Ambev received unfavorable decisions at the Upper Administrative Court in three out of four tax assessments and filed an appeal to the first-level judicial court in November 2023, which awaits judgment.
In July 2024, the Lower Administrative Court rendered a favorable decision to Ambev in one case related to the 2012 calendar year, but also rendered an unfavorable decision related to evidentiary formalities in a separate case discussing the offset of foreign tax credits for the same calendar year. Ambev has filed an appeal with the judicial court.
In January 2025, Ambev received new tax assessments from the Brazilian Federal Tax Authorities challenging the offsets of foreign tax credits for the 2019 calendar year for which it filed a defense. In September 2025, Ambev received an unfavorable decision and appealed to the Lower Administrative Court.
The other cases are still awaiting final decisions at both administrative and judicial courts.
In connection with the disallowance of tax paid abroad, the Brazilian Federal Tax Authorities filed additional tax assessments to charge isolated fines due to the lack of monthly prepayments of income tax as a result of allegedly undue deductions of taxes paid abroad. Ambev has received tax assessments charging such fines for calendar years 2015 to 2020. For the tax assessments related to the periods of 2016, 2018 and 2019, Ambev received unfavorable decisions from the First-Level Administrative Court and filed appeals in connection therewith, which are pending judgment by the Lower Administrative Court. For the tax assessments related to the periods of 2015 and 2017, Ambev received (i) an unfavorable decision by the Lower Administrative Court for the case related to the 2015 tax period in August 2024, which was confirmed by the Upper Administrative Court in August 2025 and appealed to the judicial court by Ambev; and (ii) a favorable decision for the case related to the 2017 tax period in August 2024, for which the tax authorities have filed an appeal to the Upper Administrative Court.
The tax assessment charging isolated fine for calendar year 2020 was received in October 2025 and Ambev has filed a defense with the First-Level Administrative Court.
The updated assessed amount related to this uncertain tax position as of 31 December 2025, as per IFRIC 23, is approximately 19.1 billion Brazilian real (
3.5
billion US dollar). Ambev has not recorded any provisions for this matter based on the probability of loss.
Ambev has continued to take the same deductions for the calendar years following the assessed periods (2018, 2020 to 2025). Therefore, if Ambev receives similar tax assessments for these periods, Ambev management believes the outcome would be consistent with the already assessed periods.
Presumed Profit
In April 2016, Arosuco (a subsidiary of Ambev) received a tax assessment regarding the use of the “presumed profit” method for the calculation of income tax and the social contribution on net profits instead of the “real profit” method. In September

2017, Arosuco received an unfavorable first-level administrative decision and filed an appeal. In January 2019, the Lower Administrative Court rendered a favorable decision to Arosuco, which became definitive.
In March 2019, Arosuco received a new tax assessment regarding the same subject and filed a defense. In October 2019, Arosuco received an unfavorable first-level administrative decision and filed an appeal with the Lower Administrative Court. In February 2024, Arosuco received a favorable decision, which was appealed by the tax authorities to the Upper Administrative Court. In September 2025, the Upper Administrative Court rendered an unfavorable decision to Arosuco, which upheld the tax authorities’ arguments and remanded the case to the Lower Administrative Court.
The updated assessed amount related to this uncertain tax position as of 31 December 2025, as per IFRIC 23, is approximately 0.6 billion Brazilian real (
0.1
billion US dollar). Arosuco has not recorded any provisions for this matter based on the probability of loss.
Deductibility of IOC expenses
In 2013, as approved in a Shareholders Meeting, Ambev implemented a corporate restructuring with the purpose of simplifying its corporate structure and converting into a single class of shares company, among other reasons. One of the steps of such restructuring involved a contribution of shares followed by the merger of shares of its controlled entity, Companhia de Bebidas das Américas, into Ambev. As one of the results of this restructuring, the counterpart register of the positive difference between the value of shares issued for the merger and the net equity value of its controlled entity’s share was accounted, as per IFRS 10/CPC 36 and ICPC09, in an equity account of Ambev referred to as carrying value adjustment.
As a result of this restructuring, since 2019, Ambev has been receiving tax assessments from the Brazilian Federal Tax Authorities related to the interest on capital (“IOC”) deduction in calendar years 2014 to 2021. The assessments refer primarily to the accounting and corporate effects of the restructuring carried out by Ambev in 2013 and its impact on the increase in the deductibility of IOC expenses.
In all of the cases Ambev obtained partially favorable decisions at the First-Level Administrative Court and filed appeals to the Lower Administrative Court. The appeals related to tax assessments involving calendar years 2014 and 2017 to 2021 await judgment by the Lower Administrative Court. The favorable portion of the decisions rendered by the First-Level Administrative Court in these cases is subject to mandatory review by the Lower Administrative Court as well.
With respect to the tax assessment involving calendar years 2015 and 2016, in May 2024 Ambev obtained an unfavorable decision at the Lower Administrative Court on the merits under discussion, but favorable as it relates to the fines charged by the tax authorities, as the court decision cancelled the qualified penalties charged. In December 2024, the favorable portion of the decision became final, and Ambev appealed the unfavorable portion to the Lower Administrative Court. The Lower Administrative Court did not accept the appeal, and in October 2025, Ambev filed appeals (i) to the Upper Administrative Court, with respect to the main merits of the assessment and (ii) to the judicial courts on a specific portion of the 2015 assessment. In December 2025, Ambev received an unfavorable decision from the first-level judicial court that did not analyze the merits of the specific portion of the 2015 assessment as the court determined it would also involve the main merits. Ambev will continue to pursue the matter in the judicial courts.
The updated assessed amount related to this uncertain tax position as of 31 December 2025, as per IFRIC 23, is approximately 30.8 billion Brazilian real (
5.6
billion US dollar). Ambev has not recorded any provisions for this matter based on the probability of loss.
The uncertain tax position, as per IFRIC 23, continued to be adopted by Ambev as it also distributed or accrued IOC in the years following the assessed period (2022-2023) and deducted such amounts from its Corporate Income Taxes taxable basis. Therefore, in a scenario where the IOC deductibility would also be questioned for the period after 2021, on the same basis and arguments as the aforementioned tax assessments, Ambev management estimates that the outcome of such potential further assessments would be consistent with the already assessed periods.
In December 2023, Law No. 14,789/2023 (introduced in August 2023 as Provisional Measure No. 1,185), was enacted in Brazil, which changed the calculation basis for interest on equity effective as of 1 January 2024. As a result, effective as of 1 January 2024, the uncertain tax treatment, as per IFRIC 23, is limited only to Corporate Income Taxes calculated in accordance with rules and regulations in place prior to the enactment of Law No. 14,789/2023.

Disallowance on Income Tax deduction
In January 2020, Arosuco, a subsidiary of Ambev, received a tax assessment from the Brazilian Federal Tax Authorities regarding the disallowance of the income tax reduction benefit provided for in Provisional Measure No. 2199-14/2001, for calendar years 2015 to 2018, and an administrative defense was filed. In October 2020, the First-Level Administrative Court rendered an unfavorable decision to Arosuco. Arosuco filed an appeal against the aforementioned decision.
In February 2024, the Lower Administrative Court rendered a partially favorable decision in favor of Arosuco recognizing its right to benefit from the income tax reduction, which was appealed by the tax authorities and confirmed by the Administrative Council of Tax Appeals (CARF) in August 2025. The remaining unfavorable portion of the decision concerns approximately 100 million Brazilian real (18 million US dollar) and relates to the claim regarding a difference in the methodology for calculating the benefit. Due to the confirmation of the favorable portion of the decision, there has been a reduction in the possible contingency of approximately 2.8 billion Brazilian real (
0.5
billion US dollar).
The updated assessed amount related to this uncertain tax position as of 31 December 2025, as per IFRIC 23, is approximately 192 million Brazilian real (35 million US dollar). Ambev has not recorded any provisions for this matter based on the probability of loss.
This uncertain tax position, as per IFRIC 23, continued to be applied by Arosuco impacting calendar years following those assessed (2019-2024) in which it benefited from the income tax reduction provided for in Provisional Measure No. 2199-14/2001. In the event Arosuco is questioned on this matter for future periods, and on the same basis and arguments as the aforementioned tax assessment, Arosuco management estimates that the outcome of such potential further assessments would be consistent with the previously assessed periods.
ICMS VALUE ADDED TAX, EXCISE TAX (“IPI”) AND TAXES ON NET SALES
Manaus Free Trade Zone – IPI / Social contributions
In Brazil, goods manufactured within the Manaus Free Trade Zone (“MFTZ”) intended for remittance elsewhere in Brazil are exempt and/ or zero-rated from excise tax (“IPI”) and social contributions (“PIS/COFINS”).
With respect to IPI, Ambev’s subsidiaries have been registering IPI presumed tax credits upon the acquisition of exempted goods manufactured therein and since 2009 have been receiving a number of tax assessments and denials of offset requests from the Brazilian Federal Tax Authorities relating to the disallowance of such credits.
In April 2019, the Brazilian Supreme Court (“STF”) announced its judgment on Extraordinary Appeal No. 592.891/SP, with binding effect, recognizing the right of taxpayers to register IPI presumed credits on acquisitions of raw materials and exempted inputs originating from MFTZ. As a result of this decision, Ambev reclassified part of the amounts related to the IPI cases to remote loss. Other issues related to additional discussions that were not included in the analysis of the STF, such as discussions related to the applicable tariff code for concentrate units, remained classified as possible loss. The cases are being challenged at both the administrative and judicial levels.
Ambev, through its subsidiary Arosuco, has also received tax assessments from the Brazilian Federal Tax Authorities in relation to PIS/COFINS amounts allegedly due on Arosuco’s remittance to Ambev subsidiaries.
In April 2024, the Lower Administrative Court rendered an unfavorable decision to Arosuco regarding the PIS/COFINS case, by a casting vote. After receiving notification of the judgment, Arosuco filed a lawsuit to have the dispute decided at the judicial level, which is pending decision.
Ambev management estimates the possible loss related to these proceedings to be approximately 7.3 billion Brazilian real (
1.3
billion US dollar) as of 31 December 2025. Ambev has not recorded any provisions for this matter based on the probability of loss.
IPI Suspension
In 2014 and 2015, Ambev received tax assessments from the Brazilian Federal Tax Authorities relating to IPI allegedly due over remittances of manufactured goods to other related factories. The cases are being challenged at both the administrative and judicial levels. In July 2022, Ambev received the first judicial decision on this matter, which was unfavorable to Ambev, and filed an appeal. In July 2023, the Federal Court rendered its decision on the appeal, annulling the first-level decision and ordering the production of technical evidence as requested by Ambev in order to demonstrate the proper collection of IPI. The federal government has filed motions for clarification against this decision, which are pending judgment by the Federal Court.
In October 2022, the Upper Administrative Court rendered a partially favorable decision to Ambev in one of the cases related to this matter, which ordered a tax audit to determine the amount of the tax already effectively paid. In January 2024, Ambev was notified of the results of the tax audit, which were partially favorable to Ambev, reducing 98% of the amount allegedly owed by Ambev in this case. Ambev has filed an appeal at the judicial level against the unfavorable portion of the decision. In December 2024, the case was judged unfavorably to Ambev and is pending appeal.
Ambev management estimates the possible loss related to these assessments to be approximately 1.3 billion Brazilian real (
0.2
billion US dollar) as of 31 December 2025. Ambev has not recorded any provisions for this matter based on the probability of loss.
ICMS tax credits
In 2018 and 2021, Ambev received tax assessments from the States of Rio Grande do Sul and São Paulo charging alleged differences in ICMS due to the disallowance of credits arising from transactions with suppliers located in the MFTZ. With regard to the assessment issued by the State of Rio Grande do Sul, Ambev received a favorable judgment at the Lower Administrative Court, which was amended by the Upper Administrative Court in favor of the tax authorities. Ambev has filed an appeal at the judicial level against the unfavorable portion of the decision. With respect to the assessments issued by the State of São Paulo, all were decided unfavorably to Ambev at the first administrative level, and Ambev has filed appeals at the Lower Administrative Court. In two of these cases, Ambev received an unfavorable decision from the Lower Administrative Court, which are not final and have been appealed to the Upper Administrative Court.
Ambev management estimates the possible losses related to these assessments to be approximately 0.9 billion Brazilian real (
0.2
billion US dollar) as of 31 December 2025. Ambev has not recorded any provisions for this matter based on the probability of loss.
ICMS-ST Trigger
Over the years, Ambev has been receiving tax assessments to charge supposed ICMS differences considered due when the price of the products sold by Ambev is above the fixed price table basis established by the relevant states, cases in which the state tax authorities contend that the calculation basis should be based on a value-added percentage over the actual prices and not the fixed table price. Ambev is currently challenging those charges before the courts. The cases are being challenged at both the administrative and judicial levels.
In February 2025, the STF rendered its judgment on a separate constitutional case, Extraordinary Appeal No. 882,461 (“Theme 816”), which in part established a 20% limit for late fines. This limit established by Theme 816 applies to certain of Ambev’s cases relating to these tax assessments, resulting in a reclassification of the risk of loss from possible to remote for a portion of the assessed amount totaling 0.8 billion Brazilian real (0.2 billion US dollar).
In July 2025, Law No. 25,378/2025 of the state of Minas Gerais, which limits the application of isolated fines to a maximum of 50% of the tax due, was enacted. This law is applicable to certain of Ambev’s cases relating to these tax assessments, and resulted in a reclassification of the risk of loss from possible to remote in the approximate amount of 1.0 billion Brazilian real (0.2 billion US dollar).
In November 2025, Ambev received new tax claims from the State of Maranhão in the amount of approximately 1.4 billion Brazilian real (
0.3
billion US dollar).
Ambev management estimates the total possible loss related to this issue to be approximately 12 billion Brazilian real (
2.2
billion US dollar) as of 31 December 2025. Ambev has not recorded any provisions for this matter based on the probability of loss.
ICMS-PRODEPE
Over the years, Ambev has received some tax assessments in relation to the ICMS tax incentive program of the State of Pernambuco (PRODEPE). In 2015, Ambev received tax assessments from the state regarding alleged differences in the ICMS tax collected relating to the rectification of errors in a handful of ancillary obligations included in Ambev’s tax filing. In 2017, Ambev received a final favorable decision recognizing the tax assessments were null due to formal errors. In September 2018, Ambev received a new tax assessment relating to the same ICMS differences. In June 2020, Ambev received a partially favorable decision at the first administrative level that recognized new formal errors in the tax assessment. The favorable portion of the decision became final in 2023. The second administrative level did not recognize Ambev’s appeal of the unfavorable portion of the decision, which Ambev appealed to the judicial level in March 2024 where it awaits judgement. There are other cases being challenged at both the administrative and judicial levels.
Ambev management estimates the total possible loss related to this issue to be approximately 0.9 billion Brazilian real (0.2 billion US dollar) as of 31 December 2025. Ambev has not recorded any provisions for this matter based on the probability of loss.

SOCIAL CONTRIBUTIONS
Since 2015, Ambev has received tax assessments issued by the Brazilian Federal Tax Authorities relating to PIS/COFINS amounts allegedly due over bonus products granted to its customers. Most of the cases were cancelled at the administrative level with one case being tried at the judicial level. Following an unfavorable decision to Ambev at the first-level judicial court, the case is now pending decision by the second-level judicial court.
Ambev management estimates the possible loss related to these assessments to be approximately 0.6 billion Brazilian real (
0.1
billion US dollar) as of 31 December 2025. Ambev has not recorded any provisions for this matter based on the probability of loss.
TAX FINES ON BRAZILIAN CORPORATE INCOME TAX ANCILLARY OBLIGATION
Since 2021, Ambev has been receiving tax assessments charging penalties related to the preparation of Brazilian Corporate Income Tax Ancillary Obligation with allegedly inaccurate, incorrect, or omitted information.
Ambev
has three assessments on this matter for calendar years 2018, 2019 and 2020.
Regarding the 2018 calendar year, Ambev received a partially favorable decision from the First-Level Administrative Court and filed an appeal against the unfavorable portion with the Lower Administrative Court, which is pending judgment.
In November 2024, Ambev received a tax assessment for the 2019 calendar year and received an unfavorable decision from the First-Level Administrative Court. Ambev filed an appeal with the Lower-Administrative Court, which is pending judgment.
In December 2025, Ambev received a tax assessment for the 2020 calendar year and filed a defense with the First-Level Administrative Court.
Ambev management estimates the possible loss related to these assessments to be approximately 1.0 billion Brazilian real (
0.2
billion US dollar) as of 31 December 2025. Ambev has not recorded any provisions for this matter based on the probability of loss.
AB INBEV’S TANZANIAN TAX MATTERS
Tanzania Breweries Limited (“TBL”), a subsidiary of AB InBev in Tanzania, received a tax assessment for 850 billion Tanzanian shillings (0.3 billion US dollar) related to income tax on the alleged capital gain derived from the change in underlying ownership of TBL which the Tanzania Revenue Authority claims was more than 50% following the 2016 combination of SAB and AB InBev. TBL filed an appeal to the Tax Revenue Appeals Board with a hearing date initially scheduled for June 2025, which has been postponed to facilitate settlement discussions. No related provision has been made based on the probability of loss.
AB INBEV’S SOUTH AFRICAN TAX MATTERS
The South African Revenue Service (“SARS”) conducted an audit of AB InBev’s South African subsidiary, the South African Breweries (Pty) Ltd. (“SAB”), in relation to the 2017 repurchase of SAB’s equity stake in Coca-Cola Beverages Africa (Pty) Ltd (“CCBA”), the Coca-Cola bottling business in Africa, by CCBA and the related subscription for shares in CCBA by subsidiaries of The Coca-Cola Company (“TCCC”). The assessment from SARS claimed that SAB owed 6.4 billion South African Rand (
0.4
billion US dollar) in taxes plus penalties and interest, which as at the time of assessment totalled 17.7 billion Rand (
1.0
billion US dollar). The repurchase transaction also included an indemnity for certain tax liabilities of CCBA. CCBA notified SAB that CCBA had received an assessment from SARS for 8.9 billion Rand (
0.5
billion US dollar). Both of these assessments were contested. Both disputes have been resolved and SAB has paid 4.5 billion South African Rand (
0.3
billion US dollar) in respect of these South African tax matters to SARS.
AB INBEV’S PERUVIAN TAX MATTERS
AB InBev’s Peruvian majority owned subsidiaries, Union de Cervecerias Peruanas Backus & Johnston (“Backus”) and Cerveceria San Juan S.A (“San Juan”), challenged the amount of excise tax paid to the Peru tax authority (SUNAT) for the years 2014 to 2019. SUNAT initiated tax audits for the periods involved, rejected the refund claims and assessed further excise taxes for the period of 2017 to 2019. If Backus and San Juan are successful, no excise tax would ultimately be payable and the claim could result in the refund of approximately 3.0 billion Peruvian sol (
0.9
billion US dollar). If unsuccessful, management estimates the possible loss to be approximately 2.1 billion Peruvian sol (
0.6
billion US dollar). Backus and San Juan have pre-paid a portion of the amounts assessed (0.5 billion Peruvian sol (0.1 billion US dollar)), pending outcome of the challenge and any appeal(s). In November 2024, Backus and its main UK shareholder submitted an arbitration request to the International Centre for Settlement of Investment Disputes (ICSID), against Peru, claiming that the tax assessments violated international law. In June 2025, the arbitral tribunal issued a provisional measure pursuant to which Backus, San Juan, and AB InBev Southern Investment Ltd shall not be required to make any further payments until the tribunal has issued its final decision. No related provision for this matter has been made based on the probability of loss.
OTHER TAX MATTERS
In February 2015, the European Commission opened an in-depth state aid investigation into the Belgian excess profit ruling system. On 11 January 2016, the European Commission adopted a negative decision finding that the Belgian excess profit ruling system constitutes an aid scheme incompatible with the internal market and ordering Belgium to recover the incompatible aid from a number of aid beneficiaries. The Belgian authorities contacted the companies that had benefitted from the system and advised each company of the amount of incompatible aid that is potentially subject to recovery. The European Commission’s decision was appealed to the European Union’s General Court by Belgium on 22 March 2016 and by AB InBev on 12 July 2016. On 14 February 2019, the European General Court concluded that the Belgian excess profit ruling system does not constitute illegal state aid. The European Commission appealed the judgment to the European Court of Justice. The public hearing in the framework of the appeal proceedings took place on 24 September 2020 and AB InBev was heard as an intervening party.
On 3 December 2020, the Advocate General (AG) of the European Court of Justice presented her non-binding opinion on the appeal procedure related to the 11 January 2016 opening decision, stating that, contrary to the 14 February 2019 judgment of the European General Court, the Belgian excess profit ruling system would fulfil the legal requirements for an “aid scheme”. In the initial European General Court judgment, the court limited itself to finding the Belgian excess profit rulings were not an “aid scheme”, but did not consider whether they constituted State aid. Consequently, the AG advised the European Court of Justice to refer the case back to the European General Court to review whether the Belgian excess profit rulings constitute State aid. On 16 September 2021, the European Court of Justice agreed with the AG and concluded that the excess profit ruling system constitutes an aid scheme and set aside the judgment of the European General Court. The case was referred back to the European General Court to decide whether the Belgian excess profit ruling system constitutes illegal State aid as well as the other remaining open issues in the appeal. On 20 September 2023, the European General Court upheld the European Commission’s decision. That judgment has been appealed by AB InBev and other parties to the European Court of Justice.
Following the initial annulment of the European Commission’s decision by the European General Court in 2019, the European Commission opened new state aid investigations into the individual Belgian tax rulings, including the one issued to AB InBev in September 2019, to remedy the concerns that had led to the annulment. These investigations relate to the same rulings that were the subject of the European Commission’s decision issued on 11 January 2016. AB InBev has filed its observations in respect of the opening decisions with the European Commission. On 28 October 2021, the European Commission stayed the new state aid investigations into the individual Belgian tax rulings pending final resolution of the case.
In addition, the Belgian tax authorities have also questioned the validity and the actual application of the excess profit ruling that was issued in favor of AB InBev and have refused the actual tax exemption which it confers. AB InBev has filed a court claim against such decision before the Brussels court of first instance which ruled in favor of AB InBev on 21 June 2019, and again on 9 July 2021 for subsequent years. The Belgian tax authorities appealed both judgments. On 11 June 2025, the Brussels Court of Appeal rendered a judgement in favor of AB InBev for calendar years 2011 and 2012 in one of the claims
, which was not appealed and is now final.
Other claims for the calendar years in question, 2011-2015, remain outstanding on appeal.
In January 2019, AB InBev deposited 68 million euro (80 million US dollar) in a blocked account. Depending on the final outcome of the European Court procedures on the Belgian excess profit ruling system, as well as the pending Belgian court cases, this amount will either be slightly modified, released back to the company or paid over to the Belgian State. In connection with the European Court procedures, AB InBev recognized a provision of 68 million euro (
80
million US dollar) in 2020.
SOUTH KOREAN TAX MATTERS
During the year ended 31 December 2023, Oriental Brewery Co., Ltd. (“OB”), a subsidiary in South Korea recorded a 66 million US dollar exceptional charge relating to a customs audit claim.
During the year ended 31 December 2025, OB recorded a 20 million US dollar exceptional charge related to these customs audit claims for the remaining audit periods. Accordingly, the aggregate amount of exceptional charges related to such claims was 86 million US dollar as of 31 December 2025.
The claims are
being contested.
In the second quarter of 2025, one of OB’s employees was indicted in South Korea for embezzlement from OB and commercial bribery, and for alleged customs tax evasion related to the importation of malt covered in the 2023 customs duties audit claim. OB, OB’s subsidiary ZX Ventures, OB’s head of logistics and OB’s chief executive officer were also indicted as joint defendants for the allegation of customs tax evasion. OB and the joint defendants are defending against the customs tax evasion charges. The potential penalty exposure is not expected to be material to AB InBev.
CERBUCO BREWING ARBITRATION
Cerbuco Brewing Inc., (“Cerbuco”) a Canadian subsidiary of Ambev, owns a 50% equity ownership in Cerveceria Bucanero S.A. (“Bucanero”), a joint venture in Cuba. In 2021, Cerbuco initiated an arbitration proceeding at the International Chamber of Commerce (“ICC”), relating to the potential breach of certain obligations relating to the joint venture. On 24 October 2024, the ICC released an arbitration award partially favorable to Cerbuco. The decision is final and the second phase of the arbitration relating to quantification of damages is ongoing. In May 2025, Cerbuco was notified of a lawsuit filed by Coralsa (its joint venture partner) in Paris seeking annulment of the arbitration award. This new case is ongoing, and no decision has yet been made on it. The outcome of both proceedings may affect Ambev’s ability to continue consolidating Bucanero into its financial statements under IFRS 10.
PROPOSED CLASS ACTION IN QUEBEC
Labatt and other third-party defendants have been named in a proposed class action lawsuit in the Superior Court of Quebec seeking unquantified compensatory and punitive damages. The plaintiffs allege that the defendants failed to warn of certain specific health risks of consuming defendants’ alcohol beverages. A sub-class of plaintiffs further alleges that their diseases were caused by the consumption of defendants’ products. The proposed class action has not yet been authorized by the Superior Court.